                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2006

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                               CASTLE BRANDS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     001-32849                41-2103550
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

                        570 LEXINGTON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)

                                 (646) 356-0200
                         (Registrant's telephone number,
                              including area code)

                      ____________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 13, 2006, Castle Brands Inc. issued a press release announcing financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information included herein and in Exhibit 99.1 shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor
shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Press release dated November 13, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2006

                                        CASTLE BRANDS INC.

                                        By: /s/ Mark Andrews
                                            ------------------------------------
                                            Name: Mark Andrews
                                            Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit   Description
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99.1      Press release dated November 13, 2006.